UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No.1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 13, 2024
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
5956 Sherry Lane, Suite 700, Dallas, TX 75225	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Explanatory Note
The purpose of this amendment to the Current Report on Form 8-K filed by Creative Media & Community Trust Corporation (the “Company”) on September 19, 2024 (the “Form 8-K”) is to amend Item 3.02 to disclose the number of shares of common stock, $0.001 par value (the “Common Stock”) of the Company to be issued in satisfaction of the redemptions, which were determined on September 23, 2024 and September 24, 2024, respectively.
Except as described above, no other changes have been made to the Form 8-K. This Amendment No. 1 does not otherwise amend, change, modify or update the disclosures set forth in the Form 8-K as originally filed.
Item 3.02    Unregistered Sale of Equity Securities.
The Company provided notice on September 13, 2024 and September 14, 2024 of the redemption of approximately 2.2 million shares of the Company’s Series A Preferred Stock, par value $0.001 (the “Series A Preferred”) and approximately 2.6 million shares of the Company’s Series A1 Preferred Stock, par value $0.001 (the “Series A1 Preferred”). As provided for in the notices of redemption, the Company has determined to pay the redemption price in shares of Common Stock. In accordance with the Company’s charter, the number of shares of Common Stock issued was based on the VWAP of the Common Stock for the 20 Trading Days immediately preceding the applicable redemption date (with each such term as defined in the Company’s charter).
On September 23, 2024, the Company arranged for the issuance of 25,950,415 shares of Common Stock in respect of redemptions of Series A Preferred and 29,958,074 shares of Common Stock in respect of redemptions of Series A1 Preferred based on the VWAP of the Common Stock for the 20 Trading Days immediately preceding September 23, 2024. On September 24, 2024, the Company arranged for the issuance of 1,603,419 shares of Common Stock in respect of redemptions of Series A Preferred and 3,015,179 shares of Common Stock in respect of redemptions of Series A1 Preferred based on the VWAP of the Common Stock for the 20 Trading Days immediately preceding September 24, 2024. The issuance of these shares of Common Stock is, as appropriate, exempt from the registration provisions of the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) thereunder.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: September 26, 2024	By:	/s/ Barry N. Berlin Barry N. Berlin Chief Financial Officer